Exhibit 99.2

Equity One, Inc.

Supplemental Information Package

September 30, 2013

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
September 30, 2013
(unaudited)

TABLE OF CONTENTS
Page
Overview
Disclosures	3
Summary Financial Results and Ratios	4

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	5
Market Capitalization	6

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	7
Pro Forma Financial Information for Discontinued Operations	8
Net Operating Income	9
Adjusted EBITDA	10
Consolidated Statements of Funds from Operations	11-12
Additional Disclosures	13

Leasing Data
Tenant Concentration - Top Twenty Five Tenants	14
Recent Leasing Activity	15
Shopping Center Lease Expiration Schedule	16

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region	17
Property Status Report	18-25
Real Estate Acquisitions and Dispositions	26-27
Real Estate Developments and Redevelopments	28

Debt Schedules
Debt Summary	29
Consolidated Debt Maturity Schedule	30
Consolidated Debt Summary	31-32

Unconsolidated Joint Venture Supplemental Data	33-35

Portfolio Changes and Selected Property Metrics 2008 - 2013	36-37

EQUITY ONE, INC.
DISCLOSURES
As of September 30, 2013

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; the risks that Equity One may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where Equity One owns properties; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; changes in Equity One’s credit ratings; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.
Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP and is unaudited information. The Company’s Form 10-K for the year ended December 31, 2012, should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in our financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package.
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We make certain adjustments to EBITDA, which we refer to as Adjusted EBITDA, to account for items we do not believe are representative of ongoing operating results. Given the nature of our business as a real estate owner and operator, we believe that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because these computations exclude various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.
EBITDA and Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance.
Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” We also believe that Recurring FFO is a useful measure of our core operating performance that facilitates comparability of historical financial periods. FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding (gains or losses) from sales of, or any charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.
FFO and Recurring FFO are presented to assist investors in analyzing our operating performance. Neither FFO nor Recurring FFO (i) represents cash flow from operations as defined by GAAP, (ii) is indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is an alternative to cash flow as a measure of liquidity, or (iv) should be considered as an alternative to net income (loss) (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income (loss) attributable to Equity One is the most directly comparable GAAP measure to FFO and Recurring FFO. A reconciliation of net income attributable to Equity One to FFO and the reconciling components of FFO to Recurring FFO are provided in the accompanying tables.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three and nine months ended September 30, 2013 and 2012 (unaudited)
(in thousands, except per share data)

	For the three months ended		For the nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Summary Financial Results
Total revenues*	$85,980	$84,068	$260,619	$249,862
Adjusted EBITDA* (see page 10)	$53,822	$52,021	$163,495	$150,629
Property net operating income* (see page 9)	$62,297	$60,550	$187,992	$180,312
General & administrative expenses (G&A)* - Adjusted (1)	$8,789	$8,653	$26,101	$28,525
Net income attributable to Equity One	$10,571	$8,065	$68,802	$29,315
Earnings per diluted share	$0.09	$0.07	$0.58	$0.25
Funds from operations (FFO) (see page 11)	$38,381	$34,522	$115,116	$102,080
FFO per diluted share (see page 12)	$0.30	$0.27	$0.89	$0.82
Recurring FFO (see page 11)	$39,309	$35,947	$119,942	$104,674
Recurring FFO per diluted share (see page 12)	$0.30	$0.28	$0.93	$0.84
Total dividends paid per share	$0.22	$0.22	$0.66	$0.66
Weighted average diluted shares used in EPS computations	117,804	114,998	117,627	113,681
Weighted average diluted shares used in FFO computations (2)	129,161	126,356	128,985	125,039

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 18-25)	92.4%	91.9%	92.4%	91.9%
Same-property shopping center portfolio occupancy at end of period	92.2%	92.2%	92.2%	92.2%
Same-property NOI growth - cash basis (see page 9) (3)	3.7%	3.6%	3.3%	3.1%
NOI margin (see page 9)	73.0%	72.5%	72.5%	72.7%
Expense recovery ratio*	84.6%	81.9%	85.0%	81.9%
New, renewal and option rent spread - cash basis (see page 15)	9.3%	9.5%	11.0%	9.47%
Adjusted G&A expense to total revenues (1)	10.2%	10.3%	10.0%	11.4%
Net debt to total market capitalization (see page 6)	32.8%	34.0%	32.8%	34.0%
Net debt to Adjusted EBITDA (see page 10)	6.6	6.8	6.5	7.0
Adjusted EBITDA to interest expense* (see page 10)	3.1	2.9	3.2	2.8
Adjusted EBITDA to fixed charges* (see page 10)	2.8	2.6	2.8	2.5

* The indicated line item includes amounts reported in discontinued operations.

(1) G&A expenses for the three months ended September 30, 2013 and 2012 deducts $0.8 million and $1.4 million, respectively, for external costs associated with acquired and disposed properties, acquisition/disposition related expenses and severance costs. G&A expenses for the nine months ended September 30, 2013 and 2012 deducts $2.1 million and $3.4 million, respectively, for external costs associated with acquired and disposed properties, acquisition/disposition related expenses and severance costs.
(2) Weighted average diluted shares for the three and nine months ended September 30, 2013 and 2012 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(3) Information provided on a same property basis is provided for only those properties that were owned and operated for the entirety of both periods being compared, excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of September 30, 2013 and December 31, 2012 and 2011 (unaudited)
(in thousands)

	September 30, 2013	December 31, 2012	December 31, 2011
Assets
Properties:
Income producing	$3,099,509	$2,986,776	$2,658,927
Less: accumulated depreciation	(346,866)	(304,651)	(249,881)
Income producing properties, net	2,752,643	2,682,125	2,409,046
Construction in progress and land held for development	88,655	108,711	110,332
Properties held for sale	24,710	219,504	298,168
Properties, net	2,866,008	3,010,340	2,817,546

Cash and cash equivalents (1)	67,866	27,858	103,524
Accounts and other receivables, net	15,669	14,320	17,790
Investments in and advances to unconsolidated joint ventures	80,680	72,171	50,158
Loans receivable, net	72,241	140,708	45,279
Goodwill	6,576	6,714	7,245
Other assets	236,838	230,557	181,029
Total assets	$3,345,878	$3,502,668	$3,222,571

Liabilities, redeemable noncontrolling interests and equity
Liabilities:
Mortgage notes payable	$396,374	$425,755	$434,352
Unsecured senior notes payable	731,136	731,136	691,136
Term loan	250,000	250,000	—
Unsecured revolving credit facilities	90,000	172,000	138,000
	1,467,510	1,578,891	1,263,488
Unamortized premium on notes payable, net	4,649	6,432	7,438
Total notes payable	1,472,159	1,585,323	1,270,926

Accounts payable and other liabilities	229,357	260,028	222,106
Liabilities associated with properties held for sale	13,947	18,271	66,824
Deferred tax liability	11,726	12,016	14,709
Total liabilities	1,727,189	1,875,638	1,574,565

Redeemable noncontrolling interests	3,031	22,551	22,804

Total stockholders’ equity of Equity One, Inc.	1,407,958	1,396,726	1,417,316

Noncontrolling interests	207,700	207,753	207,886

Total liabilities, redeemable noncontrolling interests and equity	$3,345,878	$3,502,668	$3,222,571

(1) Includes restricted cash and cash held in escrow.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of September 30, 2013 and December 31, 2012 and 2011 (unaudited)
(in thousands, except share data)

	September 30, 2013	December 31, 2012	December 31, 2011
Closing market price of common stock	$21.86	$21.01	$16.98
Common stock shares
Basic common shares	117,548.729	116,938.373	112,599.355
Diluted common shares
Unvested restricted common shares	132.549	119.442	107.888
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	231.483	284.173	114.575
Long term incentive plan performance awards (treasury method, closing price)	—	213.006	—
Convertible CapCo Partnership Units	11,357.837	11,357.837	11,357.837
Diluted common shares	129,364.254	129,006.487	124,273.311

Equity market capitalization	$2,827,903	$2,710,426	$2,110,161

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,480,771	$1,595,110	$1,328,174
Cash and equivalents	(67,866)	(27,858)	(103,524)
Net debt (1)	$1,412,905	$1,567,252	$1,224,650

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,480,771	$1,595,110	$1,328,174
Equity market capitalization	2,827,903	2,710,426	2,110,161
Total market capitalization	$4,308,674	$4,305,536	$3,438,335

Net debt to total market capitalization at applicable market price	32.8%	36.4%	35.6%

Gross real estate investments (2)	$3,295,706	$3,482,806	$3,131,599

Net debt to gross real estate investments	42.9%	45.0%	39.1%

(1) Includes $13.3 million, $16.2 million and $64.7 million of secured mortgage debt related to assets held for sale as of September 30, 2013 and December 31, 2012 and 2011, respectively.
(2) Includes investments in mezzanine and mortgage loans receivable and the gross value of properties held for sale.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the three and nine months ended September 30, 2013 and 2012 (unaudited)
(in thousands, except per share amounts)

	Three months ended			Percent Change	Nine months ended		Percent Change
	September 30, 2013		September 30, 2012		September 30, 2013	September 30, 2012
REVENUE:
Minimum rent	$63,640		$57,936		$187,097	$170,071
Expense recoveries	18,972		17,191		57,912	50,689
Percentage rent	989		943		3,701	3,677
Management and leasing services	587		499		1,485	1,803
Total revenue	84,188		76,569	10.0%	250,195	226,240	10.6%
COSTS AND EXPENSES:
Property operating	22,488		20,770		67,649	60,891
Depreciation and amortization	21,004		19,162		66,436	60,722
General and administrative	9,579		10,078		28,155	31,916
Total costs and expenses	53,071		50,010	6.1%	162,240	153,529	5.7%
INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	31,117		26,559		87,955	72,711
OTHER INCOME AND EXPENSE:
Investment income	1,453		1,583		5,866	4,610
Equity in income of unconsolidated joint ventures	716		469		1,766	129
Other income (expense)	38		(9)		199	43
Interest expense	(16,923)		(17,522)		(50,860)	(51,604)
Amortization of deferred financing fees	(606)		(627)		(1,815)	(1,829)
Gain on extinguishment of debt	—		—		107	352
Impairment loss on goodwill and income producing properties	(1,213)		—		(3,875)	—
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	14,582		10,453		39,343	24,412
Income tax benefit (expense) of taxable REIT subsidiaries	382		(381)		361	(140)
INCOME FROM CONTINUING OPERATIONS	14,964		10,072	48.6%	39,704	24,272	63.6%
DISCONTINUED OPERATIONS:
Operations of income producing properties	638		3,271		3,495	9,071
(Loss) gain on disposal of income producing properties	(187)		—		36,672	14,269
Impairment loss on income producing properties	(2,576)		(2,445)		(2,704)	(9,818)
Income tax benefit (expense) of taxable REIT subsidiaries	212		(97)		(648)	(277)
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(1,913)		729		36,815	13,245
NET INCOME	13,051		10,801	20.8%	76,519	37,517	104.0%
Net income attributable to noncontrolling interests - continuing operations	(2,480)		(2,730)		(7,655)	(8,183)
Net income attributable to noncontrolling interests - discontinued operations	—		(6)		(62)	(19)
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$10,571		$8,065	31.1%	$68,802	$29,315	134.7%
EARNINGS (LOSS) PER COMMON SHARE - BASIC:
Continuing operations	$0.10		$0.06		$0.27	$0.13
Discontinued operations	(0.02)		0.01		0.31	0.12
	$0.09	*	$0.07	28.6%	$0.58	$0.25	132.0%
EARNINGS (LOSS) PER COMMON SHARE - DILUTED:
Continuing operations	$0.10		$0.06		$0.27	$0.13
Discontinued operations	(0.02)		0.01		0.31	0.12
	$0.09	*	$0.07	28.6%	$0.58	$0.25	132.0%
Weighted average shares outstanding:
Basic	117,538		114,699		117,320	113,359
Diluted	117,804		114,998		117,627	113,681
* Note: EPS does not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three and nine months ended September 30, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended						Nine months ended
	September 30, 2013			September 30, 2012			September 30, 2013			September 30, 2012
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$63,640	$1,214	$64,854	$57,936	$5,844	$63,780	$187,097	$7,854	$194,951	$170,071	$18,590	$188,661
Expense recoveries	18,972	578	19,550	17,191	1,660	18,851	57,912	2,564	60,476	50,689	4,776	55,465
Percentage rent	989	—	989	943	(5)	938	3,701	6	3,707	3,677	256	3,933
Management and leasing services	587	—	587	499	—	499	1,485	—	1,485	1,803	—	1,803
Total revenue	84,188	1,792	85,980	76,569	7,499	84,068	250,195	10,424	260,619	226,240	23,622	249,862

COSTS AND EXPENSES:
Property operating	22,488	608	23,096	20,770	2,249	23,019	67,649	3,493	71,142	60,878	6,869	67,747
Depreciation and amortization	21,004	340	21,344	19,162	1,727	20,889	66,436	2,129	68,565	60,722	5,378	66,100
General and administrative	9,579	—	9,579	10,078	—	10,078	28,155	—	28,155	31,929	—	31,929
Total costs and expenses	53,071	948	54,019	50,010	3,976	53,986	162,240	5,622	167,862	153,529	12,247	165,776

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	31,117	844	31,961	26,559	3,523	30,082	87,955	4,802	92,757	72,711	11,375	84,086

OTHER INCOME AND EXPENSE:
Investment income	1,453	—	1,453	1,583	3	1,586	5,866	3	5,869	4,610	6	4,616
Equity in income of unconsolidated joint ventures	716	—	716	469	—	469	1,766	—	1,766	129	—	129
Other income (expense)	38	—	38	(9)	315	306	199	2	201	43	453	496
Interest expense	(16,923)	(206)	(17,129)	(17,522)	(570)	(18,092)	(50,860)	(630)	(51,490)	(51,604)	(2,027)	(53,631)
Amortization of deferred financing fees	(606)	—	(606)	(627)	—	(627)	(1,815)	—	(1,815)	(1,829)	(11)	(1,840)
(Loss) gain on sale of real estate	—	(187)	(187)	—	—	—	—	36,672	36,672	—	14,269	14,269
Gain (loss) on extinguishment of debt	—	—	—	—	—	—	107	(682)	(575)	352	(725)	(373)
Impairment loss on goodwill and income producing properties	(1,213)	(2,576)	(3,789)	—	(2,445)	(2,445)	(3,875)	(2,704)	(6,579)	—	(9,818)	(9,818)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	14,582	(2,125)	12,457	10,453	826	11,279	39,343	37,463	76,806	24,412	13,522	37,934
Income tax benefit (expense) of taxable REIT subsidiaries	382	212	594	(381)	(97)	(478)	361	(648)	(287)	(140)	(277)	(417)
INCOME FROM CONTINUING OPERATIONS	14,964	(1,913)	13,051	10,072	729	10,801	39,704	36,815	76,519	24,272	13,245	37,517

DISCONTINUED OPERATIONS:
Operations of income producing properties	638	(638)	—	3,271	(3,271)	—	3,495	(3,495)	—	9,071	(9,071)	—
(Loss) gain on disposal of income producing properties	(187)	187	—	—	—	—	36,672	(36,672)	—	14,269	(14,269)	—
Impairment loss on income producing properties	(2,576)	2,576	—	(2,445)	2,445	—	(2,704)	2,704	—	(9,818)	9,818	—
Income tax benefit (expense) of taxable REIT subsidiaries	212	(212)	—	(97)	97		(648)	648	—	(277)	277	—
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(1,913)	1,913	—	729	(729)	—	36,815	(36,815)	—	13,245	(13,245)	—

NET INCOME	13,051	—	13,051	10,801	—	10,801	76,519	—	76,519	37,517	—	37,517

Net income attributable to noncontrolling interests - continuing operations	(2,480)	—	(2,480)	(2,730)	—	(2,730)	(7,655)	—	(7,655)	(8,183)	—	(8,183)
Net income attributable to noncontrolling interests - discontinued operations	—	—	—	(6)	—	(6)	(62)	—	(62)	(19)	—	(19)

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$10,571	$—	$10,571	$8,065	$—	$8,065	$68,802	$—	$68,802	$29,315	$—	$29,315

EQUITY ONE, INC.
NET OPERATING INCOME
For the three and nine months ended September 30, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended		Percent Change	Nine months ended		Percent Change
	September 30, 2013	September 30, 2012		September 30, 2013	September 30, 2012
Total net operating income (1)
Total rental revenue	$85,393	$83,569	2.2%	$259,134	$248,059	4.5%
Property operating expenses	23,096	23,019	0.3%	71,142	67,747	5.0%
Net operating income	$62,297	$60,550	2.9%	$187,992	$180,312	4.3%

NOI margin (NOI / Total rental revenue)	73.0%	72.5%		72.5%	72.7%

Same-property cash NOI (2) (3)
Minimum rent	$50,515	$48,993		$137,611	$133,597
Expense recoveries	16,537	16,285		42,897	42,189
Percentage rent	777	854		3,151	3,099
Total rental revenue	$67,829	$66,132	2.6%	$183,659	$178,885	2.7%

Recoverable operating expenses (4)	$20,187	$20,067		$53,364	$52,839
Non-recoverable operating expenses	783	834		1,863	2,195
Bad debt expense	167	214		995	433
Total property operating expenses	21,137	21,115	0.1%	56,222	55,467	1.4%
Net operating income	$46,692	$45,017	3.7%	$127,437	$123,418	3.3%
Growth in same-property NOI	3.7%			3.3%
Number of properties included in analysis (3)	117			113

Physical occupancy	91.5%	91.6%		91.2%	91.4%
Leased occupancy	92.2%	92.2%		91.9%	91.9%

(1) Amounts included in discontinued operations have been included for purposes of this presentation of net operating income ("NOI"). NOI is presented on a GAAP basis.
(2) Excludes the effects of straight-line rent, above/below market rents, lease termination fees, prior year expense recovery adjustments and other items that affect the comparability of the same-property results, if any.
(3) The same-property pool includes only those properties that were owned and operated for the entirety of both periods being compared and excludes developments and redevelopments, unconsolidated joint venture properties and any properties purchased or sold during the periods being compared. For the three months ended September 30, 2013, one property that had been under redevelopment totaling approximately 394,500 square feet (Westbury Plaza) was moved into the same property pool.
(4) Recoverable operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - ADJUSTED EBITDA
For the three and nine months ended September 30, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Net income attributable to Equity One, Inc.	$10,571	$8,065	$68,802	$29,315
Depreciation and amortization	21,344	20,889	68,565	66,100
Interest expense	17,129	18,092	51,490	53,631
Amortization of deferred financing fees	606	627	1,815	1,840
Loss on extinguishment of debt	—	—	575	373
Acquisition/disposition costs (1)	790	1,425	2,054	3,404
Impairment loss on goodwill and income producing properties	3,789	2,445	6,579	9,818
Loss (gain) on sale of depreciable real estate	187	—	(36,672)	(14,269)
Income tax (benefit) expense of taxable REIT subsidiaries	(594)	478	287	417
Adjusted EBITDA	$53,822	$52,021	$163,495	$150,629

Interest expense	$17,129	$18,092	$51,490	$53,631

Adjusted EBITDA to interest expense	3.1	2.9	3.2	2.8

Fixed charges
Interest expense	$17,129	$18,092	$51,490	$53,631
Scheduled principal amortization (2)	1,979	2,031	5,953	6,354
Total fixed charges	$19,108	$20,123	$57,443	$59,985

Adjusted EBITDA to fixed charges	2.8	2.6	2.8	2.5

Net debt to Adjusted EBITDA (3)	6.6	6.8	6.5	7.0

Amounts reported above include discontinued operations.
(1) Amounts include external costs associated with acquired and disposed properties, acquisition/disposition related expenses and severance costs, during the period.
(2) Excludes balloon payments upon maturity.
(3) Adjusted EBITDA for the period has been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and nine months ended September 30, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
	(In thousands)
Net income attributable to Equity One, Inc.	$10,571	$8,065	$68,802	$29,315
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest (1)	21,115	20,701	67,871	65,481
Earnings allocated to noncontrolling interest (2)	2,499	2,499	7,497	7,497
Pro rata share of real estate depreciation from unconsolidated joint ventures	1,041	812	3,202	3,055
Impairments of depreciable real estate, net of tax (1)	3,000	2,445	3,215	9,818
Loss (gain) on disposal of depreciable assets, net of tax (1)	155	—	(35,471)	(13,086)
Funds From Operations	38,381	34,522	115,116	102,080
Transaction costs associated with acquisition and disposition activity, net of tax (1) (3)	790	1,425	2,054	3,404
Impairment of goodwill and land held for development	138	—	2,658	—
Loss on debt extinguishment, net of tax	—	—	575	373
Gain on land and outparcel sales, net of controlling interests (1)	—	—	(461)	(1,183)
Recurring Funds From Operations	$39,309	$35,947	$119,942	$104,674

(1) Includes amounts classified as discontinued operations.
(2) Represents earnings allocated to unissued shares held by Liberty International Holdings, Ltd. ("LIH"), which have been excluded for purposes of calculating earnings per diluted share for all periods presented. FFO and Recurring FFO calculations include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(3) Includes $107,000 and $417,000 of severance costs for the three and nine months ended September 30, 2013, respectively. Also includes $68,000 of dead deal costs for the three and nine months ended September 30, 2013.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and nine months ended September 30, 2013 and 2012 (unaudited)
(in thousands, except per share data)

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Earnings per diluted share attributable to Equity One, Inc.	$0.09	$0.07	$0.58	$0.25
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest	0.16	0.16	0.53	0.52
Earnings allocated to noncontrolling interest (1)	0.02	0.02	0.06	0.06
Net adjustment for rounding and earnings attributable to unvested shares (2)	—	(0.01)	(0.04)	(0.01)
Pro rata share of real estate depreciation from unconsolidated joint ventures	0.01	0.01	0.02	0.02
Impairments of depreciable real estate, net of tax	0.02	0.02	0.02	0.08
Gain on disposal of depreciable assets, net of tax	—	—	(0.28)	(0.10)
Funds From Operations per Diluted Share	$0.30	$0.27	$0.89	$0.82

Funds From Operations per Diluted Share	$0.30	$0.27	$0.89	$0.82
Transaction costs associated with acquisition and disposition activity, net of tax	—	0.01	0.02	0.03
Impairment of goodwill and land held for development	—	—	0.02	—
Gain on land and outparcel sales	—	—	—	(0.01)
Recurring Funds From Operations per Diluted Share	$0.30	$0.28	$0.93	$0.84
Weighted Average Diluted Shares (in thousands) (3)	129,161	126,356	128,985	125,039

(1) Represents earnings allocated to unissued shares held by LIH, which have been excluded for purposes of calculating earnings per diluted share for all periods presented. FFO and Recurring FFO calculations include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(2) Represents an adjustment to compensate for the rounding of the individual calculations and to compensate for earnings allocated to unvested shares and shares issuable to LIH.
(3) Weighted average diluted shares used to calculate FFO per share and Recurring FFO per share for all the periods presented are higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by LIH which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three and nine months ended September 30, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended		Nine months ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Certain non-cash items:
Amortization of deferred financing fees	$606	$627	$1,815	$1,840
Accretion of below market lease intangibles, net	3,047	3,003	8,889	9,476
Share-based compensation expense	1,487	1,594	4,652	5,214
Straight line rent	866	1,130	1,827	3,126
Capitalized interest	590	1,312	2,236	3,806
Amortization of premium (discount) on notes payable, net	551	(471)	1,882	(2,063)

Capital expenditures:
Tenant improvements and allowances	$2,410	$3,452	$8,821	$9,516
Leasing commissions and costs	1,793	1,848	6,132	4,836
Developments	8,102	7,083	14,003	47,595
Redevelopments and expansions	9,413	4,773	15,983	6,983
Maintenance capital expenditures	1,804	862	3,132	3,181
Total capital expenditures	$23,522	$18,018	$48,071	$72,111

	September 30, 2013	December 31, 2012
Other assets:
Lease intangible assets, net	$118,031	$129,250
Leasing commissions, net	36,535	35,432
Prepaid expenses and other receivables	29,869	24,357
Straight-line rent receivable, net	21,568	20,059
Deferred financing costs, net	8,968	10,777
Deposits and mortgage escrow	14,038	5,195
Furniture and fixtures, net	4,285	2,519
Fair value of interest rate swap	1,137	—
Deferred tax asset	2,407	2,968
Total other assets	$236,838	$230,557

Accounts payable and other liabilities:
Lease intangible liabilities, net	$158,777	$185,477
Prepaid rent	9,722	10,687
Accounts payable and other	60,858	63,864
Total accounts payable and other liabilities	$229,357	$260,028

Cash and Maximum Available Under Lines of Credit as of 9/30/13:
Cash and cash equivalents - unrestricted	$26,724
Available under lines of credit	430,300
Total Available Funds	$457,024

EQUITY ONE, INC.
TENANT CONCENTRATION - TOP TWENTY-FIVE TENANTS
CONSOLIDATED PROPERTIES
As of September 30, 2013 (unaudited)

Tenant	Number of stores	Credit Rating Moody’s/S&P (1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot	Average remaining term of AMR (2)
Top twenty-five tenants
Publix	31	NA	1,307,863	8.0%	$9,760,725	4.1%	$7.46	6.1
Supervalu	6	B3/B+	398,625	2.4%	8,995,251	3.8%	22.57	2.9
L.A. Fitness	7	NA	320,897	2.0%	5,874,153	2.5%	18.31	9.4
Great Atlantic & Pacific Tea Co.	2	NA	88,018	0.5%	5,489,260	2.3%	62.37	13.5
The TJX Companies	12	A3/A	347,243	2.1%	4,935,355	2.1%	14.21	3.6
Bed Bath & Beyond	11	NA/BBB+	335,293	2.0%	4,546,469	1.9%	13.56	3.0
Office Depot	9	B2/B-	227,821	1.4%	3,633,615	1.5%	15.95	3.0
CVS Pharmacy	13	Baa1/BBB+	153,211	0.9%	3,514,154	1.5%	22.94	8.2
The Gap, Inc.	7	Baa3/BBB-	119,729	0.7%	3,414,675	1.4%	28.52	6.8
Costco	1	A1/A+	148,295	0.9%	3,085,914	1.3%	20.81	0.9
Winn Dixie	8	NA	352,628	2.2%	2,692,884	1.1%	7.64	4.4
Staples	7	Baa2/BBB	144,726	0.9%	2,688,874	1.1%	18.58	3.2
Sports Authority	3	B3/B-	78,146	0.5%	2,656,570	1.1%	33.99	5.1
Trader Joe's	6	NA	68,479	0.4%	2,372,470	1.0%	34.65	8.5
The Container Store	2	B3/B-	49,661	0.3%	2,174,212	0.9%	43.78	9.0
Goodwill	15	NA	184,712	1.1%	2,158,254	0.9%	11.68	6.8
Best Buy	4	Baa2/BB	142,831	0.9%	2,104,708	0.9%	14.74	2.7
Kroger	6	Baa2/BBB	283,689	1.7%	2,022,653	0.8%	7.13	2.8
Nordstrom	2	Baa1/A-	75,418	0.5%	1,958,780	0.8%	25.97	8.0
Target	1	A2/A+	160,346	1.0%	1,924,152	0.8%	12.00	4.8
WalMart	2	Aa2/AA	175,984	1.1%	1,892,468	0.8%	10.75	4.8
Ross Stores	6	NA/A-	185,241	1.1%	1,860,173	0.8%	10.04	4.9
Whole Foods	2	NA/BBB-	85,907	0.5%	1,746,911	0.7%	20.33	11.2
JP Morgan Chase	10	Aa3/A	47,941	0.3%	1,686,509	0.7%	35.18	4.1
Stop & Shop	1	NA	59,015	0.4%	1,685,484	0.7%	28.56	11.3

Total top twenty-five tenants	174		5,541,719	33.8%	$84,874,673	35.5%	$15.32	5.9
Note: The above schedule includes properties under development/redevelopment and excludes non-retail properties and properties held in unconsolidated joint ventures and Brawley Commons (see footnote 5 on page 32).
(1) Ratings as of September 30, 2013. Source: Moody’s/S&P.
(2) In years, excluding tenant renewal options.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three and nine months ended September 30, 2013 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same Space Leases	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread (1)	Same Space TIs PSF (3)
Three Months ended September 30, 2013:
New Leases (1)	54	251,173	32	109,401	$14.73	$15.99	8.5%	$16.88
Renewals & Options	85	561,322	81	541,298	$12.66	$13.87	9.5%	$0.18
Total New, Renewals & Options (4)	139	812,495	113	650,699	$13.01	$14.22	9.3%	$2.99

Nine Months ended September 30, 2013: (2)
New Leases (1)	113	453,379	67	203,963	$16.30	$18.43	13.1%	$18.87
Renewals & Options	209	1,116,183	201	1,065,666	$13.73	$15.18	10.5%	$0.74
Total New, Renewals & Options (4)	322	1,569,562	268	1,269,629	$14.14	$15.70	11.0%	$3.66

Note: Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes unconsolidated joint venture properties, non-retail properties, and developments/redevelopments.
(1) Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.
(2) Rent spreads for the nine months ended September 30, 2013 exclude leases signed in previous quarters for properties that were subsequently sold.
(3) Amount reflects the impact of tenant concessions and work to be performed by us prior to delivery of the space to the tenant.
(4) Prior rent per square foot and new rent per square foot is computed on a weighted average basis by lease.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of September 30, 2013 (unaudited)

	ANCHOR TENANTS (SF >= 10,000)				SHOP TENANTS (SF < 10,000)				TOTAL TENANTS
Year	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration

M-T-M	—	—	—%	$—	97	198,032	3.9%	$16.62	97	198,032	1.3%	$16.62
2013	12	328,600	3.4%	10.78	106	247,841	4.9%	20.89	118	576,441	3.9%	15.13
2014	47	1,467,687	15.2%	10.27	349	775,842	15.3%	21.68	396	2,243,529	15.2%	14.22
2015	40	1,118,610	11.5%	7.78	306	723,659	14.3%	23.25	346	1,842,269	12.5%	13.86
2016	43	1,567,571	16.2%	12.91	274	620,685	12.3%	24.92	317	2,188,256	14.9%	16.32
2017	32	937,508	9.7%	13.99	230	509,527	10.1%	27.82	262	1,447,035	9.8%	18.86
2018	23	694,584	7.2%	11.14	129	356,263	7.0%	26.81	152	1,050,847	7.1%	16.45
2019	10	588,849	6.1%	8.30	33	105,005	2.1%	26.32	43	693,854	4.7%	11.03
2020	18	555,872	5.7%	12.73	34	103,128	2.0%	30.99	52	659,000	4.5%	15.59
2021	12	221,709	2.3%	17.24	28	78,754	1.6%	44.44	40	300,463	2.1%	24.37
2022	16	498,827	5.1%	14.13	40	130,544	2.6%	39.05	56	629,371	4.3%	19.30
Thereafter	46	1,516,695	15.7%	18.13	77	271,721	5.4%	37.98	123	1,788,416	12.1%	21.14
Sub-total / Avg.	299	9,496,512	98.1%	12.50	1,703	4,121,001	81.5%	25.77	2,002	13,617,513	92.4%	16.52
Vacant	8	187,912	1.9%	N/A	468	938,493	18.5%	N/A	476	1,126,405	7.6%	N/A
Total / Avg.	307	9,684,424	100.0%	N/A	2,171	5,059,494	100.0%	N/A	2,478	14,743,918	100.0%	N/A
Note: The above schedules exclude properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures and Brawley Commons (see footnote 5 on page 32).

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of September 30, 2013 (unaudited)

Metro or Region	# Properties	Total SF	AMR	% of AMR
Miami Dade/Broward/Palm Beach	32	4,219,862	$59,212,581	28.0%
Naples/Port St. Lucie/Stuart	4	358,817	3,934,991	1.9%
South Florida Region	36	4,578,679	63,147,572	29.9%
California	8	1,779,297	40,990,679	19.4%
Arizona	1	202,196	1,671,188	0.8%
West Coast Region	9	1,981,493	42,661,867	20.2%
Atlanta, Georgia	10	969,727	14,260,427	6.7%
Louisiana	11	1,183,601	9,641,610	4.6%
North Carolina	4	489,863	3,227,238	1.5%
Central/South Georgia	4	625,168	3,756,463	1.8%
Other	2	193,698	1,251,745	0.6%
Southeast Region	31	3,462,057	32,137,483	15.2%
Connecticut	7	866,850	16,117,160	7.6%
Maryland	1	59,153	652,651	0.3%
Massachusetts	7	602,879	11,128,131	5.3%
New York	6	633,780	19,763,047	9.3%
Northeast Region	21	2,162,662	47,660,989	22.5%
Jacksonville/North Florida	7	884,606	9,115,398	4.3%
Tampa/St. Petersburg/Venice/Cape Coral	7	671,708	6,439,202	3.1%
Orlando/Central Florida	5	486,007	4,510,913	2.1%
North Palm Coast	5	516,706	5,722,179	2.7%
North Florida Region	24	2,559,027	25,787,692	12.2%

Total	121	14,743,918	$211,395,603	100.0%

Note: The above excludes properties under development/redevelopment, non-retail properties, properties held in unconsolidated joint ventures and Brawley Commons (see footnote 5 on page 32).

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
NORTH FLORIDA REGION (24)
Orlando / Central Florida (5)
Alafaya Commons	Orlando	1987	126,333	77.9%	20	10	54,230	Publix	11/30/2013		$13.72
Alafaya Village	Orlando	1986	38,118	79.9%	12	4					$23.09
Park Promenade	Orlando	1987 / 2000	128,848	71.5%	13	10				Beauty Depot / Dollar General	$7.88
Town & Country	Kissimmee	1993	75,181	94.1%	11	3	52,883	Albertsons* (Ross Dress For Less)	10/31/2018		$8.07
Unigold Shopping Center	Winter Park	1987	117,527	90.6%	19	6	52,500	Winn-Dixie	4/30/2017	You Fit	$10.91
Jacksonville / North Florida (7)
Beauclerc Village	Jacksonville	1962 / 1988	68,846	94.3%	8	3				Big Lots / Goodwill / Beall’s Outlet	$9.22
Forest Village	Tallahassee	2000	71,526	78.7%	9	7	37,866	Publix	4/30/2020		$10.33
Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	6	6	45,500	Winn-Dixie	5/31/2015	Citi Trends	$6.90
Mandarin Landing	Jacksonville	1976	139,580	88.6%	21	8	50,000	Whole Foods	12/31/2023	Office Depot / Aveda Institute	$16.57
Oak Hill (2)	Jacksonville	1985 / 1997	78,492	100.0%	17	—	39,795	Publix	3/11/2015	Planet Fitness	$8.34
Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	146,473	86.0%	18	10	34,400	Publix* (Office Depot)	11/30/2018	Marshalls / HomeGoods	$11.44
South Beach	Jacksonville Beach	1990 / 1991	307,873	87.2%	33	16				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$12.51
Tampa / St. Petersburg / Venice / Cape Coral (7)
Charlotte Square	Port Charlotte	1980	96,626	69.9%	12	13				Seafood Buffet / American Signature Furniture	$7.66
Glengary Shoppes	Sarasota	1995	92,844	100.0%	5	—				Best Buy / Barnes & Noble	$17.60
Mariners Crossing	Spring Hill	1989 / 1999	97,812	86.9%	16	2	48,315	Sweet Bay	8/15/2020		$10.27
Shoppes of North Port	North Port	1991	84,705	86.2%	14	7				You Fit Health Club / Goodwill	$8.33
Sunlake	Tampa	2008	94,397	92.8%	20	5	45,600	Publix	12/31/2028		$18.18
Sunpoint Shopping Center	Ruskin	1984	132,374	81.2%	18	7				Goodwill / Big Lots / Chapter 13 Trustee / The Crossing Church	$6.68
Walden Woods	Plant City	1985 /1998 / 2003	72,950	87.3%	10	5				Dollar Tree / Aaron Rents / Dollar General	$7.79

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
North Palm Coast (5)
New Smyrna Beach	New Smyrna Beach	1987	118,451	87.8%	29	4	42,112	Publix	9/23/2017		$12.21
Old King Commons	Palm Coast	1988	84,759	94.6%	12	3				Staples / Beall's Outlet / Planet Fitness	$8.07
Ryanwood	Vero Beach	1987	114,925	83.9%	21	11	39,795	Publix	3/23/2017	Beall’s Outlet / Books-A-Million	$11.18
South Point Center	Vero Beach	2003	64,790	94.1%	12	3	44,840	Publix	11/30/2023		$15.74
Treasure Coast	Vero Beach	1983	133,781	98.9%	23	1	59,450	Publix	7/31/2026	TJ Maxx	$13.36
TOTAL SHOPPING CENTERS NORTH FLORIDA REGION (24)			2,559,027	87.1%	379	144	647,286				$11.57

SOUTH FLORIDA REGION (36)
Miami-Dade / Broward / Palm Beach (32)
Aventura Square	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed Bath & Beyond / DSW	$24.22
Bird Ludlum	Miami	1988 / 1998	192,274	94.2%	42	6	44,400	Winn-Dixie	12/31/2017	CVS Pharmacy / Goodwill	$19.53
Bluffs Square	Jupiter	1986	123,917	81.0%	22	9	39,795	Publix	10/22/2016	Walgreens	$12.97
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$23.70
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	93.4%	14	3				Office Depot / Walgreens	$26.22
Countryside Shops	Cooper City	1986 /1988 / 1991	179,561	85.3%	37	9	39,795	Publix	12/4/2015	Stein Mart	$13.35
Crossroads Square	Pembroke Pines	1973	81,587	86.0%	15	8				CVS Pharmacy / Goodwill / Party City	$18.23
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00
Greenwood	Palm Springs	1982 / 1994	133,438	89.4%	28	7	50,032	Publix	12/5/2014	Beall’s Outlet	$13.72
Hammocks Town Center	Miami	1987 / 1993	168,834	97.7%	34	3	39,795	Publix	6/24/2017	Metro Dade Library / CVS Pharmacy / Porky’s Gym	$14.84
Jonathan’s Landing	Jupiter	1997	26,820	75.4%	9	3					$20.91
Lago Mar	Miami	1995	82,613	90.0%	14	5	42,323	Publix	9/13/2015		$12.31
Lantana Village	Lantana	1976 / 1999	181,780	97.6%	22	3	39,473	Winn-Dixie	2/15/2016	Kmart / Rite Aid* (Family Dollar)	$7.51
Magnolia Shoppes	Fort Lauderdale	1998	114,118	94.5%	15	3				Regal Cinemas / Deal$	$12.46
Shoppes of Oakbrook	Palm Beach Gardens	1974 / 2000 / 2003	199,633	92.6%	22	8	44,400	Publix	11/30/2020	Stein Mart / Homegoods / CVS Pharmacy / Bassett Furniture / Duffy’s	$14.81
Oaktree Plaza	North Palm Beach	1985	23,745	81.9%	14	6					$14.75
Pine Island	Davie	1999	254,907	91.9%	37	9	39,943	Publix	11/30/2018	Burlington Coat Factory/Staples	$12.63

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Point Royale	Miami	1970 / 2000	181,381	93.8%	23	4	45,350	Winn-Dixie	2/15/2015	Best Buy / Pasteur Medical	$12.28
Prosperity Centre	Palm Beach Gardens	1993	122,014	96.6%	9	1				Office Depot / CVS Pharmacy / Bed Bath & Beyond / TJ Maxx	$17.79
Ridge Plaza	Davie	1984 / 1999	155,204	95.3%	21	6				Ridge Cinema / Kabooms / United Collection / Round Up / Goodwill	$11.91
Riverside Square	Coral Springs	1987	103,241	80.1%	19	13	39,795	Publix	2/18/2017		$11.23
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	80.8%	16	8	36,464	Publix	12/15/2014	Walgreens / Dollar Tree	$10.64
Sheridan Plaza	Hollywood	1973 / 1991	508,455	99.8%	61	2	65,537	Publix	10/9/2016	Kohl’s / Ross / Bed Bath & Beyond / Pet Supplies Plus / LA Fitness / Office Depot / Assoc. in Neurology	$15.90
Shoppes of Andros Isles	West Palm Beach	2000	79,420	82.4%	10	8	51,420	Publix	2/29/2020		$11.26
Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	87.1%	28	9	47,814	Publix	6/14/2015	Goodwill	$15.24
Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	287,168	95.3%	44	5	51,420	Publix	7/31/2019	TJ Maxx / LA Fitness / Goodwill	$19.13
Tamarac Town Square	Tamarac	1987	124,585	86.8%	28	11	37,764	Publix	12/15/2019	Dollar Tree / Pivot Education	$11.75
Waterstone	Homestead	2005	61,000	100.0%	9	—	45,600	Publix	7/31/2025		$14.90
West Bird	Miami	1977 / 2000	99,864	91.1%	24	4	37,949	Publix	8/31/2020	CVS Pharmacy	$13.38
West Lakes Plaza	Miami	1984 / 2000	100,747	95.3%	26	1	46,216	Winn-Dixie	5/22/2016	Navarro Pharmacy	$14.43
Westport Plaza	Davie	2002	49,533	97.6%	7	1	27,887	Publix	11/30/2022		$17.75
Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/2016	Walgreens	$15.64
Naples / Port St. Lucie / Stuart (4)
Cashmere Corners	Port St. Lucie	2001	89,234	84.8%	11	5	59,448	Albertsons	4/30/2025		$7.42
Pavilion	Naples	1982 / 2001 / 2011	167,745	89.0%	31	9				Paragon Theaters / L.A. Fitness / Anthony's	$15.61
Salerno Village	Stuart	1987	82,477	86.3%	11	9	45,802	Winn-Dixie	3/23/2019	CVS Pharmacy	$10.79
Shops at St. Lucie	Port St. Lucie	2006	19,361	65.2%	7	3					$21.77
TOTAL SHOPPING CENTERS SOUTH FLORIDA REGION (36)			4,578,679	92.3%	734	182	1,041,546				$14.94

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
SOUTHEAST REGION (31)

GEORGIA (14)
Atlanta (10)
BridgeMill	Canton	2000	89,102	90.6%	24	5	37,888	Publix	1/31/2020		$16.23
Buckhead Station	Atlanta	1996	233,739	100.0%	15	—				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$21.51
Chastain Square	Atlanta	1981 / 2001	91,637	100.0%	25	1	37,366	Publix	5/31/2024		$17.93
Hairston Center	Decatur	2000	13,000	92.3%	7	1					$11.85
Hampton Oaks	Fairburn	2009	20,842	29.2%	3	8					$11.66
Market Place	Norcross	1976	73,686	96.7%	19	4				Galaxy Cinema	$11.85
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	98.6%	28	1	55,520	Kroger	2/28/2015	Cost Plus Store / Binders Art Supplies	$17.55
Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,401	84.4%	17	7				Micro Center	$9.91
Wesley Chapel	Decatur	1989	164,153	84.5%	17	11				Everest Institute* / Little Giant / Deal$ / Planet Fitness	$8.09
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	86.3%	21	5					$19.16
Central / South Georgia (4)
Daniel Village	Augusta	1956 / 1997	172,438	69.0%	26	13	45,971	Bi-Lo	3/31/2022		$9.63
McAlpin Square	Savannah	1979	173,952	96.6%	23	2	43,600	Kroger	8/31/2015	Big Lots / Habitat for Humanity / Savahhah-Skidaway	$8.16
Spalding Village	Griffin	1989	235,318	57.7%	12	16	59,431	Kroger	5/31/2014	Fred’s Store / Goodwill	$7.03
Walton Plaza	Augusta	1990	43,460	92.4%	5	3				Gold’s Gym	$7.14

TOTAL SHOPPING CENTERS GEORGIA (14)			1,594,895	85.2%	242	77	279,776				$13.26

LOUISIANA (11)
Ambassador Row	Lafayette	1980 / 1991	194,678	98.4%	24	2				KW Smith Furniture & Mattress / Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$10.48
Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	89.3%	20	3				Bed Bath & Beyond / Marshalls / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$10.05
Bluebonnet Village	Baton Rouge	1983	101,585	98.2%	22	4	33,387	Matherne’s	11/30/2015	Office Depot	$12.15
Boulevard	Lafayette	1976 / 1994	68,012	93.1%	12	2				Piccadilly / Harbor Freight Tools / Golfballs.com	$9.19

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Country Club Plaza	Slidell	1982 / 1994	64,686	86.8%	8	2	33,387	Winn-Dixie	1/31/2018		$6.79
Crossing	Slidell	1988 / 1993	113,989	92.8%	10	5	58,432	Save A Center	9/28/2039	A-1 Home Appliance / Piccadilly	$5.23
Elmwood Oaks	Harahan	1989	130,284	100.0%	10	—				Academy Sports / Dollar Tree / Tuesday Morning	$9.14
Plaza Acadienne	Eunice	1980	59,419	100.0%	7	—	28,092	Super 1 Store	6/30/2020	Fred’s Store	$4.38
Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,230	100.0%	7	—				Burke’s Outlet / Harbor Freight Tools / Ideal Market	$5.21
Siegen Village	Baton Rouge	1988	170,416	98.9%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$8.36
Tarpon Heights	Galliano	1982	56,605	95.5%	8	1				Stage / Dollar General	$6.01

TOTAL SHOPPING CENTERS LOUISIANA (11)			1,183,601	96.1%	147	20	153,298				$8.48

MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	—				Big Lots / Dragon City	$7.40

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	—					$7.40

NORTH CAROLINA (4)
Centre Pointe Plaza	Smithfield	1989	159,383	99.2%	23	1				Belk’s / Dollar Tree / Aaron Rents / Burke’s Outlet Stores	$6.34
Riverview Shopping Center	Durham	1973 / 1995	128,498	93.1%	12	4	53,538	Kroger	12/31/2014	Upchurch Drugs / Riverview Galleries	$8.35
Stanley Market Place	Stanley	2007	53,228	96.7%	6	1	34,928	Food Lion	5/15/2027	Family Dollar	$9.79
Thomasville Commons	Thomasville	1991	148,754	89.9%	9	5	32,000	Ingles	9/30/2017	Kmart	$5.39

TOTAL SHOPPING CENTERS NORTH CAROLINA (4)			489,863	94.5%	50	11	120,466				$6.97

VIRGINIA (1)
Smyth Valley Crossing	Marion	1989	126,841	98.0%	13	1	32,000	Ingles	9/25/2015	Walmart	$6.09

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.0%	13	1	32,000				$6.09

TOTAL SHOPPING CENTERS SOUTHEAST REGION (31)			3,462,057	91.0%	460	109	585,540				$10.20

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
NORTHEAST REGION (21)
CONNECTICUT (7)
Brookside Plaza	Enfield	1985 / 2006	214,030	93.9%	24	2	59,648	Wakefern Food	8/31/2015	Bed Bath & Beyond / Walgreens / Staples /PetSmart	$13.80
Compo Acres	Westport	1960 / 2011	42,779	93.2%	15	1	11,731	Trader Joe’s	2/28/2022		$46.33
Copps Hill	Ridgefield	1979 / 2002	184,528	100.0%	9	—	59,015	Stop & Shop	12/31/2024	Kohl’s / Rite Aid	$13.61
Darinor Plaza (1)	Norwalk	1978	151,198	100.0%	13	—				Kohl's / Old Navy / Party City	$16.71
Danbury Green	Danbury	1985 / 2006	98,095	100.0%	10	—	11,850	Trader Joe’s	1/31/2023	Rite Aid / Annie Sez / Staples / DSW	$22.73
Post Road Plaza	Darien	1978	20,005	100.0%	4	—	8,487	Trader Joe's	8/13/2017		$43.92
Southbury Green	Southbury	1979 / 2002	156,215	97.6%	22	2	60,113	ShopRite	7/31/2022	Staples	$21.96

TOTAL SHOPPING CENTERS CONNECTICUT (7)			866,850	97.7%	97	5	210,844				$19.02

MARYLAND (1)
Westwood Complex (1)	Bethesda	1958-1960 / 2001	59,153	100.0%	3	—				Bowlmor Lanes / CITGO	$11.03

TOTAL SHOPPING CENTERS MARYLAND (1)			59,153	100.0%	3	—					$11.03

MASSACHUSETTS (7)
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	1/2/2016		$30.25
Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s	1/1/2016		$26.92
Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw’s	1/1/2016		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	1/2/2016		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	1/1/2026		$22.89
Webster Plaza	Webster	1963 / 1998	201,425	98.2%	14	1	56,766	Shaw’s	2/28/2023	K Mart	$8.08
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995 / 2006	76,316	93.3%	9	4	54,928	Shaw’s	1/2/2016		$26.14

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			602,879	98.6%	29	5	434,532				$18.73

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
NEW YORK (6)
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	4/30/2023		$105.29
90-30 Metropolitan	Queens	2007	59,815	93.9%	4	1	10,890	Trader Joe's	1/31/2023	Staples / Michael’s	$31.00
101 7th Avenue	Manhattan	1930	56,870	100.0%	1	—				Loehmann’s	$24.62
1225-1239 Second Avenue (1)	Manhattan	1964/1987	18,474	100.0%	6	—				CVS Pharmacy	$97.12
Clocktower Plaza (1)	Queens	1985/1995	78,820	100.0%	8	—	62,668	Pathmark	11/30/2030		$45.04
Westbury Plaza	Westbury	1993 / 2004	394,451	100.0%	13	—	—	0	0	Costco / Marshalls / Sports Authority / Walmart	$21.82

TOTAL SHOPPING CENTERS NEW YORK (6)			633,780	98.5%	33	1	98,908				$31.36

TOTAL SHOPPING CENTERS NORTHEAST REGION (21)			2,162,662	98.5%	162	11	744,284				$22.37

WEST COAST REGION (9)
ARIZONA (1)
Canyon Trails	Goodyear	2008	202,196	63.0%	17	15				Office Max / PetSmart / Ross / Cost Plus / Dollar Tree	$13.13

TOTAL SHOPPING CENTERS ARIZONA (1)			202,196	63.0%	17	15					$13.13

CALIFORNIA (8)
Circle Center West	Long Beach	1989	64,403	94.1%	14	3				Marshalls	$20.15
Culver Center	Culver City	1950 / 2000	216,646	97.1%	31	2	36,578	Ralph’s	10/31/2015	LA Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$27.80
Marketplace Shopping Center	Davis	1990	111,156	100.0%	23	—	35,018	Safeway	7/31/2014	Petco / CVS Pharmacy	$21.95
Plaza Escuela	Walnut Creek	2002	152,452	100.0%	23	3				AAA / Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority	$45.24
Potrero	San Francisco	1968 / 1997	226,642	99.9%	26	1	59,566	Safeway	9/30/2020	24 Hour Fitness / Party City / Petco / Office Depot / Ross	$29.81
Ralph's Circle Center	Long Beach	1983	59,837	100.0%	12	—	35,022	Ralph’s	11/30/2025		$17.35
Serramonte	Daly City	1968	799,808	98.0%	97	6				Macy’s / JC Penney / Target / Daiso / H&M / Forever 21 / A’Gaci / Crunch Gym	$18.13
Von’s Circle Center	Long Beach	1972	148,353	100.0%	24	—	45,253	Von’s	7/31/2022	Rite Aid / Ross	$17.37

TOTAL SHOPPING CENTERS CALIFORNIA (8)			1,779,297	98.5%	250	15	211,437				$23.38

TOTAL SHOPPING CENTERS WEST COAST REGION (9)			1,981,493	94.9%	267	30	211,437				$22.68

TOTAL CORE SHOPPING CENTER PORTFOLIO (121)			14,743,918	92.4%	2,002	476	3,230,093				$15.52

 EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2013 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
OTHER PROPERTIES (7) (1)
200 Potrero	San Francisco, CA	1928	30,500	55.1%	1	1				Golden Bear Sportswear
4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	100.0%	1	—				Park ’N Go
Banco Popular Office Building	Miami, FL	1971	32,737	82.5%	14	5
Westwood - Manor Care	Bethesda, MD	1976	41,123		1					Manor Care
Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200		—	1
Danville - San Ramon Medical (2)	Danville, CA	1982-1986	74,599	67.9%	39	15
Westwood Towers	Bethesda, MD	1968 / 1997	211,020	100.0%	2	—				Housing Opportunities

TOTAL OTHER PROPERTIES (7) (1)			581,692	92.0%	58	22	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (128)			15,325,610	92.3%	2,060	498	3,230,093

DEVELOPMENTS, REDEVELOPMENTS & LAND (16) (1)
Developments	See Schedule on Page 28.
Redevelopments	See Schedule on Page 28.
Land Held for Development (3)

TOTAL CONSOLIDATED - 144 Properties
Note: Total square footage does not include shadow anchor square footage that is not owned by Equity One but does include square footage for ground leases. Additionally, Brawley Commons in the Southeast Region with totaling 119,189 was excluded from the above and from the same property pool. See footnote 5 on page 32.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in (  ).
(1) Not included in the same property pool for the quarter ended September 30, 2013.
(2) Property is classified as held for sale.
(3) The total carrying value of land held for development as of September 30, 2013 is $28.1million.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the nine months ended September 30, 2013 (unaudited)
(in thousands, except for square footage)

2013 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet	Purchase Price	Mortgage Assumed
September 5, 2013	Manor Care	Bethesda	MD	41,123	$13,000	$—
September 5, 2013	5335 CITGO	Bethesda	MD	18,128	6,000	—
September 5, 2013	5471 CITGO	Bethesda	MD	14,025	4,000	—
June 5, 2013	Westwood Towers	Bethesda	MD	211,020	25,000	—
May 7, 2013	Bowlmor Lanes	Bethesda	MD	27,000	12,000	—
Total Purchased					$60,000	$—

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the nine months ended September 30, 2013 (unaudited)
(in thousands, except for square footage)

2013 Disposition Activity
Date Sold	Property Name	City	State	Square Feet	Gross Sales Price	Gain (loss) on Sale
Income producing properties sold
September 25, 2013	Regency Crossing	Port Richey	FL	85,864	$6,550	$(84)	(1)
September 18, 2013	Paulding Commons	Hiram	GA	209,676	18,150	(171)
August 16, 2013	Willowdaile Shopping Center	Durham	NC	95,601	5,200	(27)
August 7, 2013	Village at Northshore	Slidell	LA	144,638	9,450	(104)
July 19, 2013	The Galleria	Wilmington	NC	92,114	3,760	(12)
July 1, 2013	CVS Plaza	Miami	FL	18,214	4,400	223
June 27, 2013	Providence Square	Charlotte	NC	85,930	2,000	194
June 18, 2013	Medical & Merchants	Jacksonville	FL	156,153	12,000	—	(2)
June 18, 2013	Meadows	Miami	FL	75,524	15,242	7,652
June 18, 2013	Plaza Alegre	Miami	FL	88,411	20,633	11,989
June 7, 2013	Chestnut Square	Brevard	NC	34,260	6,000	507
May 1, 2013	Madison Centre	Madison	AL	64,837	7,350	2,184
April 4, 2013	Lutz Lake Crossing	Lutz	FL	64,985	10,550	1,897
April 4, 2013	Seven Hills	Spring Hill	FL	72,590	7,750	728
March 29, 2013	Middle Beach Shopping Center	Panama City Beach	FL	69,277	2,350	(311)
March 22, 2013	Douglas Commons	Douglasville	GA	97,027	12,000	2,088
March 22, 2013	North Village Center	North Myrtle Beach	SC	60,356	2,365	(230)
March 22, 2013	Windy Hill Shopping Center	North Myrtle Beach	SC	68,465	2,635	(277)
February 13, 2013	Macland Pointe	Marietta	GA	79,699	9,150	669
January 23, 2013	Shoppes of Eastwood	Orlando	FL	69,037	11,600	4,438
January 15, 2013	Butler Creek	Acworth	GA	95,597	10,650	1,136
January 15, 2013	Fairview Oaks	Ellenwood	GA	77,052	9,300	963
January 15, 2013	Grassland Crossing	Alpharetta	GA	90,906	9,700	(517)
January 15, 2013	Mableton Crossing	Mableton	GA	86,819	11,500	2,789	(3)
January 15, 2013	Hamilton Ridge	Buford	GA	90,996	11,800	(239)
January 15, 2013	Shops at Westridge	McDonough	GA	66,297	7,550	687
					$229,635	$36,172

Outparcels sold
September 10, 2013	Willowdaile - Subway	Durham	NC	2,384	$700	$(12)
June 21, 2013	Canyon Trails - Jack in the Box	Goodyear	AZ	4,000	1,980	152
May 23, 2013	Canyon Trails - Chase Pad	Goodyear	AZ	4,200	3,850	360
					$6,530	$500
					$236,165	$36,672

(1) Provided financing to the buyer through a loan receivable of $4.3 million.
(2) Provided financing to the buyer through a loan receivable of $8.5 million and the related gain on disposal of $1.0 million was deferred at September 30, 2013.
(3) $2.8 million of mortgage debt secured by this property was repaid at closing.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of September 30, 2013 (unaudited)
(in thousands, except square footage data)

Project	Location	Project GLA (1)	Total GLA (2)	Anchors	Target Stabilization Date (3)	Estimated Gross Cost (4)	Estimated Net Cost (5)		Incurred as of 9/30/13		Balance to Complete (Gross Cost)
Active Developments
The Gallery at Westbury	Westbury, NY	311,706	311,706	Container Store / Nordstrom Rack / Trader Joe's / Saks Off Fifth / Banana Republic Outlet/ Bloomingdales Outlet / Sports Authority Elite / Old Navy / Ulta / Home Goods	2013	$149,600	$128,600	(8)	$139,296		$10,304
Broadway Plaza	Bronx, NY	115,000	115,000	TBD	2014	52,766	52,766		19,351		33,415
Subtotal		426,706	426,706			202,366	181,366		158,647		43,719
Active Redevelopments
Boca Village Square	Boca Raton, FL	42,012	93,000	CVS Pharmacy	2Q14	11,161	10,911		7,460		3,701
Boynton Plaza	Boynton Beach, FL	53,785	107,479	Publix	1Q15	8,109	7,608		299		7,810
Kirkman Shoppes	Orlando, FL	41,000	99,625	L.A. Fitness	3Q15	6,590	6,590		86		6,504
Lake Mary Centre	Lake Mary, FL	56,468	340,434	Ross / Fresh Market	3Q14	4,001	4,001		1,621		2,380
Serramonte Shopping Center (6)	Daly City, CA	83,218	883,026	Dick's Sporting Goods	2Q14	19,270	19,150		10,948		8,322
Summerlin Square (7)	Ft. Myers, FL	15,000	195,000	Large National Retailer	1Q14	2,227	2,127		1,250		977
Willows Shopping Center	Concord, CA	47,656	251,467	Ulta / Lazy Dog / Old Navy / UFC Gym	3Q15	13,460	13,460		1,491		11,969
Subtotal		339,139	1,970,031			64,818	63,847		23,155		41,663
Total Active Developments and Redevelopments		765,845	2,396,737			267,184	245,213		181,802		85,382
Redevelopments Pending Twelve Month Stabilization
Atlantic Village (9)	Atlantic Beach, FL	39,795	100,559	L.A. Fitness	2Q13	$4,609	$4,609		$4,625		$—
Pine Ridge (9)	Coral Springs, FL	41,886	117,744	Marshalls / Ulta	4Q12	4,605	4,605		4,812		—
Subtotal		81,681	218,303			9,214	9,214		9,437		—
Total Development and Redevelopment Activity		847,526	2,615,040			$276,398	$254,427		$191,239	(10)	$85,382

(1) Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
(2) Total GLA represents all GLA for the corresponding property and, for redevelopments, includes portions of center not subject to redevelopment.
(3) Target stabilization date reflects the date that construction is expected to be complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in our same property pool, which is normally one year from rent commencement. (This period may be in excess of one year to the extent that the anchors commence rent but receive rent concessions or other forms of reduced rent for a limited period following rent commencement.)
(4) For developments, includes actual cost of land.
(5) After sales of outparcels and construction cost reimbursements.
(6) This property is included in the same property pool as of September 30, 2013.
(7) This property is classified as held for sale as of September 30, 2013. Three outparcels will be retained and redeveloped.
(8) Estimated net costs includes estimate of tax refunds for eligible costs incurred as part of our participation in New York State's Brownfield Cleanup Program.
(9) Project is complete. See Note (3) above.
(10) Includes an aggregate of $8.8 million in costs incurred but not yet funded as of September 30, 2013.

EQUITY ONE, INC.
DEBT SUMMARY
As of September 30, 2013 and December 31, 2012 and 2011 (unaudited)
(in thousands)

	September 30, 2013	December 31, 2012	December 31, 2011
Fixed rate debt	$1,140,771	$1,173,110	$1,190,174
Variable rate debt - swapped to fixed rate	250,000	250,000	—
Variable rate debt - unhedged	90,000	172,000	138,000
Total debt	$1,480,771	$1,595,110	$1,328,174

% Fixed rate debt	77.0%	73.5%	89.6%
% Variable rate debt - swapped to fixed rate	16.9%	15.7%	—%
% Variable rate debt - unhedged	6.1%	10.8%	10.4%
Total	100.0%	100.0%	100.0%

Secured mortgage debt	$409,635	$441,974	$499,038
Unsecured debt	1,071,136	1,153,136	829,136
Total debt	$1,480,771	$1,595,110	$1,328,174

% Secured mortgage debt	27.7%	27.7%	37.6%
% Unsecured debt	72.3%	72.3%	62.4%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 6)	$4,308,674	$4,305,536	$3,438,335

% Secured mortgage debt	9.5%	10.3%	14.5%
% Unsecured debt	24.9%	26.8%	24.1%
Total debt : Total market capitalization	34.4%	37.1%	38.6%

Weighted-average interest rate on secured mortgage debt (1)	6.04%	6.09%	6.14%
Weighted-average interest rate on unsecured senior notes (1)	5.02%	5.02%	6.06%
Interest rate on term loans	3.17%	3.37%	N/A
Weighted-average interest rate on total debt (1) (2)	4.99%	5.06%	6.09%
Weighted-average interest rate on revolving credit facilities (1)	1.32%	1.77%	1.85%

Weighted-average maturity on secured mortgage debt	4.7 years	5.2 years	5.8 years
Weighted-average maturity on unsecured senior notes	5.6 years	6.3 years	4.1 years
Maturity on term loan	5.4 years	6.1 years	N/A
Weighted-average maturity on total debt (2)	5.3 years	5.9 years	4.8 years

Note: All amounts and calculations exclude unamortized / unaccreted premium / (discount) on mortgages and senior notes and include secured mortgage debt related to properties held for sale.

(1)	Weighted average interest rates are calculated based on balances outstanding at the respective dates.

(2)	Weighted average maturity on total debt and weighted-average interest rate on total debt excludes amounts drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of September 30, 2013 (unaudited)
(in thousands)

	Secured Debt			Unsecured Debt			Premium/(Discount) Scheduled Amortization	Total	Weighted average interest rate at maturity		Percent of debt maturing
Maturity schedule by year	Scheduled amortization	Balloon payments		Revolving Credit Facilities	Senior Notes	Term Loan

2013	$1,832	$6,485	(3)	$—	$—	$—	$537	$8,854	6.3%		0.6%
2014	7,488	6,509		—	—	—	2,081	16,078	5.7%		1.1%
2015	7,371	54,462		90,000	107,505	—	1,173	260,511	4.0%	(1)	17.5%
2016	7,032	120,876		—	105,230	—	869	234,007	6.0%		15.8%
2017	6,350	64,000		—	218,401	—	513	289,264	6.0%		19.5%
2018	6,547	54,754		—	—	—	149	61,450	6.3%		4.1%
2019	5,372	17,142		—	—	250,000	29	272,543	3.4%		18.3%
2020	5,506	—		—	—	—	(29)	5,477	—%		0.4%
2021	5,513	3,761		—	—	—	(71)	9,203	7.9%		0.6%
Thereafter	24,621	4,014		—	300,000	—	(43)	328,592	3.8%		22.1%
Total	$77,632	$332,003		$90,000	$731,136	$250,000	$5,208	$1,485,979	4.9%	(2)	100.0%

(1) Excluding the revolving credit facility, the weighted average interest rate would be 5.4% for 2015.
(2) Excludes the revolving credit facility.
(3) Balloon payment pertains to mortgage debt that matured on July 1, 2013 and remains unpaid. We are in discussions with the lender to resolve this matter, likely by means of a sale of the property to a third party or a transfer of the title to the lender.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2013 and December 31, 2012 (unaudited)
(in thousands)

Debt Instrument	Maturity Date		Rate		September 30, 2013	December 31, 2012	Percent of Overall Debt Maturing
Mortgage Debt
Buckhead Station	09/01/2013		6.880%		$—	$24,166	—%
Brawley Commons (5)	07/01/2013		6.250%		6,485	6,534	0.4%
South Point	07/10/2014		5.720%		6,732	6,924	0.5%
Southbury Green	01/05/2015		5.200%		21,000	21,000	1.4%
Marketplace Shopping Center	02/19/2015		6.250%		15,994	16,164	1.1%
Darinor Plaza	04/01/2015		5.370%		18,408	18,658	1.2%
Danbury Green	01/05/2016		5.850%		24,700	24,700	1.7%
1225-1239 Second Avenue	06/01/2016		6.325%		16,508	16,655	1.1%
Glengary Shoppes	06/11/2016		5.750%		15,878	16,079	1.1%
Magnolia Shoppes	07/11/2016		6.160%		13,622	13,807	0.9%
Willows Shopping Center	10/11/2016		5.900%		54,725	55,245	3.7%
Culver Center	05/06/2017		5.580%		64,000	64,000	4.2%
Sheridan Plaza	10/10/2018		6.250%		60,753	61,488	4.1%
1175 Third Avenue	05/01/2019		7.000%		6,826	7,001	0.5%
BridgeMill	05/05/2021		7.940%		7,285	7,528	0.5%
Westport Plaza	08/01/2023		7.490%		3,764	3,890	0.2%
Aventura Square / Oakbrook Square / Treasure Coast Plaza	02/28/2024		6.500%		24,740	25,944	1.7%
Webster Plaza	08/15/2024		8.070%		6,899	7,070	0.5%
Vons Circle Center	10/10/2028		5.200%		10,457	10,793	0.7%
Copps Hill Plaza	01/01/2029		6.060%		17,598	18,109	1.2%
Total mortgage debt excluding mortgage debt associated with properties held for sale (19 loans outstanding)	4.67 years		6.01%	(3)	$396,374	$425,755	26.7%
Unamortized/unaccreted premium/(discount)					6,426	8,438	0.4%
Total mortgage debt (including unamortized/unaccreted premium/(discount))					$402,800	$434,193	27.1%
Mortgage Debt Associated with Properties Held for Sale
Mableton Crossing	08/15/2018		6.850%		$—	$2,818	—%
Danville-San Ramon Medical	03/15/2019		6.900%		$13,261	$13,401	0.9%
Total mortgage debt on properties held for sale	5.45	years	6.90%	(3)	$13,261	$16,219	0.9%
Unamortized/unaccreted premium/(discount)					559	700	—%
Total mortgage debt (including unamortized/unaccreted premium/(discount))					$13,820	$16,919	0.9%

Total Secured debt (20 loans outstanding)	4.70 years		6.04%	(3)	$409,635	$441,974	27.6%
Unamortized/unaccreted premium/(discount)					6,985	9,138	0.4%
Total mortgage debt (including unamortized/unaccreted premium/(discount))					$416,620	$451,112	28.0%

See footnotes on page 32.

.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2013 and December 31, 2012 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		September 30, 2013	December 31, 2012	Percent of Overall Debt Maturing

Unsecured senior notes payable
5.375% senior notes	10/15/2015	5.375%		107,505	107,505	7.2%
6.00% senior notes	09/15/2016	6.000%		105,230	105,230	7.1%
6.25% senior notes	01/15/2017	6.250%		101,403	101,403	6.8%
6.00% senior notes	09/15/2017	6.000%		116,998	116,998	7.9%
3.75% senior notes	11/15/2022	3.750%		300,000	300,000	20.2%
Total unsecured senior notes payable	5.56 years	5.02%	(3)	$731,136	$731,136	49.2%
Unamortized/unaccreted premium/(discount)				(1,777)	(2,006)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))				$729,359	$729,130	49.1%

Term Loan
$250MM - Term Loan (2)	02/13/2019	3.168%	(1)	250,000	250,000	16.8%
Total term loans	5.37 years	3.17%	(3)	$250,000	$250,000	16.8%

Revolving credit facilities
$575MM Line of Credit Unsecured	09/30/2015	1.320%		$90,000	$172,000	6.1%
$15MM Bank Line of Credit Unsecured	11/08/2013	N/A		—	—	—%
Total revolving credit facilities				$90,000	$172,000	6.1%

Total debt	5.27 years(4)	4.99%	(3) (4)	$1,480,771	$1,595,110	99.7%
Unamortized/unaccreted premium/(discount)				5,208	7,132	0.3%
Total debt (including unamortized/unaccreted premium/(discount))				$1,485,979	$1,602,242	100.0%

Senior Unsecured Debt Ratings
Moody’s				Baa2 (Stable)	Baa2 (Stable)
S&P				BBB-(Positive)	BBB-(Stable)

(1) The effective fixed interest rate in effect on September 30, 2013.
(2) The outstanding balance has been swapped to a fixed interest rate based on a one month LIBOR in arrears, plus 1.47%. The indicated interest rate and the weighted average interest rate for the term loan includes the effect of the swap. At September 30, 2013, the fair value of our interest rate swaps consisted of an asset of $1.1 million, which is included in other assets, and a liability of $174,000, which is included in accounts payable and accrued expenses in our condensed consolidated balance sheet.
(3) Calculated based on weighted average interest rates of outstanding balances at September 30, 2013.
(4) Weighted average maturity in years and weighted average interest rate as of September 30, 2013 excludes $90 million drawn under the revolving credit facility which expires on September 30, 2015.
(5) Mortgage debt matured on July 1, 2013 and remains unpaid. The bank has not yet commenced formal foreclosure proceedings, but all excess cash flow derived from the property is being remitted to the lender. We are in discussions with the lender to resolve this matter, likely by means of a sale of the property to a third party or a transfer of the title to the lender through a deed in lieu of foreclosure.

EQUITY ONE, INC.
BALANCE SHEETS & STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES
September 30, 2013 (unaudited)
(in thousands)

BALANCE SHEETS OF UNCONSOLIDATED JOINT VENTURES			As of September 30, 2013
Co-Investment Partner	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity
DRA Advisors	20.0%	Retail/Office	$54,444	$35,046	$17,631
GRI	10.0%	Retail	$254,315	$84,391	$160,137
New York State Common Retirement Fund	30.0%	Retail	$228,102	$93,065	$111,337
Various (1)	50.0-50.5% (3)	Retail/Office	$95,310	$34,475	$58,806

STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES			For the three months ended September 30, 2013
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (2)	Net Income
DRA Advisors	20.0%	Retail/Office	$1,789	$745	$450	$566	$11
GRI	10.0%	Retail	$6,072	$1,863	$1,290	$501	$2,418
New York State Common Retirement Fund	30.0%	Retail	$4,531	$1,229	$1,569	$998	$641
Various (1)	50.0-50.5% (3)	Retail/Office	$2,916	$1,014	$715	$457	$730

			For the nine months ended September 30, 2013
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (2)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$4,991	$2,143	$1,434	$1,716	$(357)
GRI	10.0%	Retail	$17,635	$5,416	$3,978	$4,409	$3,832
New York State Common Retirement Fund	30.0%	Retail	$13,842	$4,264	$4,744	$2,998	$1,692
Various (1)	50.0-50.5% (3)	Retail/Office	$8,753	$3,047	$2,231	$1,335	$2,104

Note: Amounts shown above reflect 100% of the joint venture balance sheet and income statement line items.
(1) Various includes Talega Village Center JV, LLC, Vernola Marketplace JV, LLC and Parnassus Heights Medical Center.
(2) Interest expense includes amortization of deferred financing fees.
(3) Our effective interest in Talega Village Center JV, LLC and Vernola Marketplace JV, LLC is 48% when considering the 5% noncontrolling interest held by Vestar Development Company.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT
As of September 30, 2013 (unaudited)

								Number of tenants		Supermarket anchor				Average in-place base rent per leased SF
Property	JV	EQY Ownership %	Type	City, State	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 / 2008	172,093	98.0%	35	3	30,000	Publix	10/31/2024	Burlington Coat Factory / Office Depot	$16.13
Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	99.0%	21	2	78,000	Winn-Dixie	09/30/2014	Home Depot / Big Lots / Dollar Tree / You Fit Health Club	$11.66
Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	396,432	98.7%	35	1	56,146	Publix	12/31/2019	Marshalls / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / PetSmart / Party City	$12.50
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,420	94.7%	16	3	51,420	Publix	05/31/2019		$13.42
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	85.2%	13	2	44,840	Publix	06/30/2025		$13.41
Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979 / 2009	21,784	84.6%	11	3					$22.46
Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980 / 2009	27,676	71.7%	14	3					$19.01
Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	96.1%	9	1				PetSmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$11.61
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl’s	$8.45
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	94.5%	10	4	67,943	Kroger	08/31/2017		$13.03
1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	117,773	67.7%	22	11				RN Network	$18.12
Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,622	89.4%	15	7	70,358	Penn Dutch Food Center	12/31/2018	You Fit Health Club / Florida Career College	$9.34
Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	223,799	80.4%	28	12	43,386	Winn-Dixie	11/05/2014	Beall’s / Just Fit / Big Lots / CVS / Disability Law Claims	$10.23
Talega Village	VESTAR	50.5%	Retail	San Clemente, CA	2007	102,282	87.4%	21	7	46,000	Ralph’s	12/31/2027		$17.98
Vernola Market	VESTAR	50.5%	Retail	Mira Loma, CA	2007	382,963	90.6%	30	8				PetCo / Ross / Bed Bath & Beyond / Michaels / Lowe’s	$11.20
Parnassus Heights Medical Center	CSC	50.0%	Medical Office	San Francisco, CA	1968	146,046	99.3%	50	2					$29.93
Country Walk Plaza	NYSCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	84.6%	22	7	39,795	Publix	10/23/2015	CVS Pharmacy	$18.02
Veranda Shoppes	NYSCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/2027		$26.33
Northborough Crossing	NYSCRF	30.0%	Retail	Northborough, MA	2011	645,785	100.0%	27	—	139,449	Wegmans	10/31/2036	TJ Maxx / Kohl's / Eastern Mountain Sports / BJ's / Golf Town USA / PetSmart / Michaels / Toys "R" Us / Babies "R" Us / Dick's Sporting Goods	$14.09
Old Connecticut Path	NYSCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	4	—	72,500	Stop & Shop	06/30/2019		$20.10
TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (20)						3,407,980		393	76	768,637				$14.15

EQUITY ONE, INC.
DEBT SUMMARY OF UNCONSOLIDATED JOINT VENTURES
As of September 30, 2013 and December 31, 2012 (unaudited)
(in thousands)

Co-Investment Partner	Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Balance at September 30, 2013	Balance at December 31, 2012

Mortgage debt
GRI	Floating rate loan (2) (3)	10.0%	07/01/2013	6.35%	$—	$120,000
GRI	Floating rate loans (3)	10.0%	06/28/2018	1-month LIBOR + 1.41%	80,000	—
GRI	Sparkleberry Square (Kroger)	10.0%	06/30/2020	6.75%	4,463	4,845
DRA Advisors	Fixed rate loan	20.0%	11/11/2014	5.57%	35,250	35,850
Vestar	Vestar/EQY Talega LLC	50.5%	10/01/2036	5.01%	11,419	11,613
Vestar	Vestar/EQY Vernola LLC	50.5%	08/06/2041	5.11%	23,056	23,315
New York State Common Retirement Fund	Equity One (Country Walk) LLC	30.0%	11/01/2015	5.22%	12,931	13,090
New York State Common Retirement Fund	Equity One JV Sub CT Path LLC	30.0%	01/01/2019	5.74%	9,752	10,043
New York State Common Retirement Fund	Equity One JV Sub Northborough LLC	30.0%	02/10/2021	4.18%	69,447	70,388

Interest Rate Swap
GRI	Fair value of $120MM floating-to-fixed interest rate swap	10.0%	06/01/2013	4.40%	—	2,107

	Net interest premium (4)				659	715

	Total debt				$246,977	$291,966

	Equity One’s pro-rata share of unconsolidated joint venture debt				$60,778	$65,825

(1)	The rate in effect on September 30, 2013.

(2)	The loan balance bore interest at a floating rate of LIBOR + 1.95%, which was swapped to a fixed rate of 6.35%.

(3)
In June 2013, GRI repaid its $120.0 million floating rate loan that was secured by Airpark Plaza Shopping Center, Concord Shopping Plaza, Presidential Markets, Shoppes of Ibis, Shoppes at Quail Roost and Sparkleberry Square by securing three separate loans totaling $80.0 million secured by Airpark Plaza Shopping Center, Concord Shopping Plaza and Presidential Markets bearing interest at a weighted-average rate for the three loans of 1-month LIBOR + 1.41%. The remaining balance, along with associated closing costs, was funded with a capital call from its equity partners. During the nine months ended September 30, 2013, Equity One made an investment of $4.1 million in connection with the repayment of the indebtedness by the joint venture.

(4)	Net interest premium is the total for all joint ventures.

EQUITY ONE, INC.
PORTFOLIO CHANGES AND SELECTED PROPERTY METRICS 2008 - 2013
As of September 30, 2013 (unaudited)

	Pro Forma 12/31/2008 (1)	+	Acquisitions (2)	-	Dispositions (3)	=	Pro Forma 10/30/2013 (4)	-	Remaining Non-Core Properties (5)	=	Core Portfolio

Number of Properties (6)	171		37		80		128		33		95
Total Gross Leasable Area (GLA) (6)	18,945,330		6,011,813		8,123,476		16,659,715		3,653,249		13,006,466
Average GLA per Property	110,791		162,481		101,543		130,154		110,705		136,910

Property Value (000s) (7)	$2,730,789		$1,915,168		$1,032,190		$3,718,895		$242,550		$3,476,345
Property Value PSF	$144		$319		$127		$223		$66		$267
Average Property Value (000s)	$15,970		$51,761		$12,902		$29,054		$7,350		$36,593

Demographics (8)
3-Mile Population	81,238		278,350		53,903		204,605		50,986		215,324
3-Mile Average Household Income	$76,077		$109,710		$73,047		$95,390		$61,052		$97,786

Grocer Sales PSF (9)	$473		$854		$441		$558		$336		$609
Average Rent PSF (9)	$11.97		$22.43		$11.42		$16.23		$8.40		$18.27

Please see footnotes on following page.

EQUITY ONE, INC.
PORTFOLIO CHANGES AND SELECTED PROPERTY METRICS 2008 - 2013
As of September 30, 2013 (unaudited)

(1) Includes 21 DIM Vastgoed properties. Equity One owned 48% of the outstanding shares of DIM at 12/31/2008, and increased its voting control to 75% during 1Q 2009. The 12/31/2008 property value ascribed to DIM properties is the value paid through 10/30/2013 for all DIM equity, plus assumed mortgage debt at assessed market value as of 3/31/2009.
(2) Acquisitions include properties acquired subsequent to 12/31/2008 or under contract for purchase as of 10/30/2013, as well as the budgeted cost of ground up development activities.
(3) Dispositions include properties sold subsequent to 12/31/2008 or under contract for sale as of 10/30/2013, and excludes the sales of outparcels.
(4) Includes properties under development or redevelopment based on 6/30/2013 IFRS fair values, except for Broadway Plaza, which is included at budgeted construction cost. Excludes properties under contract for sale as of 10/30/2013, which are included within Dispositions.
(5) Remaining Non-Core Properties consist of retail properties which are inconsistent with the company's long-term strategy and which may be sold in the future. These properties are generally in smaller, secondary or tertiary markets.
(6) Number of Properties and associated value exclude Other/Non Retail Properties (except for those properties acquired and subsequently disposed between 12/31/2008 and 10/30/2013) and Land Held for Development. Gross Leasable Area (GLA) does not cross foot from 12/31/2008 to 10/30/2013 due to additions and reductions of GLA from redevelopment activities, outparcel sales, and other activities that affect GLA.
(7) Property Value is based on IFRS fair value except for (i) Acquisitions and Dispositions, which are based on purchase price and sale price, respectively, (ii) the value of DIM Vastgoed assets (see footnote above), and (iii) in-process ground up development, which is based on budgeted construction cost. 12/31/2008 Property Value is based on IFRS fair value as of 12/31/2008; 10/30/2013 Property Value is based on IFRS fair value as of 6/30/2013.
(8) Demographic information derived from a third-party source. All demographic information, including with respect to properties sold prior to 2013, is as of May 2013.
(9) All per square foot amounts are based on the gross leasable area (GLA). Grocer Sales PSF exclude grocers who have vacated but are still paying rent. Average Rent PSF for Pro Forma 12/31/2008 and for Dispositions is as of 12/31/2008, except DIM Vastgoed properties which are as of 12/31/2009; Average Rent PSF for Acquisitions and for Pro Forma 10/30/2013 is as of 9/30/2013.